COOKSON PEIRCE CORE EQUITY FUND
Series of Trust for Professional Managers
Supplement to Prospectus Dated August 3, 2005

The address of Cookson, Peirce & Co., Inc., the investment advisor (the “Advisor”) to the Cookson Peirce Core Equity Fund (the “Fund”), has changed. The address of the Advisor as it appears in the Fund’s Prospectus is amended to read as follows:

Cookson, Peirce & Co., Inc.
555 Grant Street, Suite 380
Pittsburgh, PA 15219-4421

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is October 27, 2005.